UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 22, 2017

AMGEN INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37702	95-3540776
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Amgen Center Drive Thousand Oaks, CA	91320-1799
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

805-447-1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 7.01	Regulation FD Disclosure.

Amgen Inc. (the “Company”) hereby provides the following information regarding the expected impact of U.S. tax reform legislation on the Company:

•	The Company expects to have access to its accumulated global cash as well as access to its future global cash flow.

•

Under the legislation, the Company’s future U.S. income generally will be taxed at the 21 percent U.S. corporate income tax rate, while the Company’s ex-U.S. income, including Puerto Rico, generally will be taxed in the U.S. at 10.5 percent reduced by applicable foreign tax credits.

•

The Company expects to incur Generally Accepted Accounting Principles (“GAAP”) net tax expense of between $6 billion and $6.5 billion, recorded as the nominal amount or the present value of such amount with the balance accreting over time. The net tax expense relates to the repatriation tax and the revaluation of net deferred tax liabilities. The Company will provide an update to its GAAP tax expense associated with the tax reform legislation in its fourth quarter/full-year 2017 earnings call on or about February 1, 2018. This charge will impact the Company’s previously provided 2017 GAAP earnings per share (“EPS”) and tax rate guidance. However, this charge has no impact on the Company’s previously provided non-GAAP guidance. Going forward, the Company does not expect an increase in its non-GAAP tax rates as a result of the legislation.

The Company is in the process of finalizing these estimated calculations and will share its final results for the year at its fourth quarter/full-year 2017 earnings call on or about February 1, 2018.

Forward-Looking Statements

This report contains forward-looking statements that are based on the current expectations and beliefs of the Company. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including estimates of tax expense, future tax rates, revenues, operating margins, capital expenditures, cash, other financial metrics, expected legal, arbitration, political, regulatory or clinical results or practices, customer and prescriber patterns or practices, reimbursement activities and outcomes and other such estimates and results. Forward-looking statements involve significant risks and uncertainties, including those discussed below and more fully described in the Securities and Exchange Commission reports filed by the Company, including our most recent annual report on Form 10-K and any subsequent periodic reports on Form 10-Q and current reports on Form 8-K. Unless otherwise noted, the Company is providing this information as of the date of this report and does not undertake any obligation to update any forward-looking statements contained in this document as a result of new information, future events or otherwise.

No forward-looking statement can be guaranteed and actual results may differ materially from those we project. Our results may be affected by our ability to successfully market both new and existing products domestically and internationally, clinical and regulatory developments involving current and future products, sales growth of recently launched products, competition from other products including biosimilars, difficulties or delays in manufacturing our products and global economic conditions. In addition, sales of our products are affected by pricing pressure, political and public scrutiny and reimbursement policies imposed by third-party payers, including governments, private insurance plans and managed care providers and may be affected by regulatory, clinical and guideline developments and domestic and international trends toward managed care and healthcare cost containment. Furthermore, our research, testing, pricing, marketing and other operations are subject to extensive regulation by domestic and foreign government regulatory authorities. We or others could identify safety, side effects or manufacturing problems with our products, including our devices, after they are on the market. Our business may be impacted by government investigations, litigation and product liability claims. In addition, our business may be impacted by the adoption of new tax legislation or exposure to additional tax liabilities. If we fail to meet the compliance obligations in the corporate integrity agreement between us and the U.S. government, we could become subject to significant sanctions. Further, while we routinely obtain patents for our products and technology, the protection offered by our patents and patent applications may be challenged, invalidated or circumvented by our competitors, or we may fail to prevail in present and future intellectual property litigation. We perform a substantial amount of our commercial manufacturing activities at a few key facilities, including in Puerto Rico, and also depend on third parties for a portion of our manufacturing activities, and limits on supply may constrain sales of certain of our current products and product candidate development. In addition, we compete with other companies with respect to many of our marketed products as well as for the discovery and development of new products. Discovery or identification of new product candidates cannot be guaranteed and movement from concept to product is uncertain; consequently, there can be no guarantee that any particular product candidate will be successful and become a commercial product. Further, some raw materials, medical devices and component parts for our products are supplied by sole third-party suppliers. Certain of our distributors, customers and payers have substantial purchasing leverage in their dealings with us. The discovery of significant problems with a product similar to one of our products that implicate an entire class of products could have a material adverse effect on sales of the affected products and on our business and results of operations. Our efforts to acquire other companies or products and to integrate the operations of companies we have acquired may not be successful. We may not be able to access the capital and credit markets on terms that are favorable to us, or at all. We are increasingly dependent on information technology systems, infrastructure and data security. Our stock price is volatile and may be affected by a number of events. Our business performance could affect or limit the ability of our Board of Directors to declare a dividend or our ability to pay a dividend or repurchase our common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMGEN INC.

Date: December 22, 2017	By:	/s/ David Meline
	Name:	David Meline
	Title:	Executive Vice President and Chief Financial Officer